SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549



                                     FORM 8-K
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                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  November 3, 2002


                                   NISOURCE INC.
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              (Exact Name of Registrant as Specified in Its Charter)


              Delaware                001-16189          35-2108964
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   (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)           File Number)     Identification No.)


      801 E. 86th Avenue, Merrillville, Indiana             46410
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      (Address of Principal Executive Offices)            (Zip Code)


   Registrant's telephone number, including area code    (877) 647-5990
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   _____________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



      ITEM 9.        REGULATION FD DISCLOSURE

           NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information regarding an offering of NiSource common stock announced on November 3, 2002. This information will be included in roadshow presentations beginning on November 4, 2002, and published on NiSource's website (www.nisource.com) on November 3, 2002.

           NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

           Exhibit 99.1 Press Release, dated November 3, 2002, issued by NiSource.

           Exhibit 99.2   Information to be disclosed at roadshow
                          presentations beginning on November 4, 2002 and published on the NiSource website on November 3, 2002.

































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                                     SIGNATURE


                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NISOURCE INC.
                                    (Registrant)


   Dated:  November 4, 2002         By:  /s/ Michael W. O'Donnell
                                         ---------------------------------
                                    Name:    Michael W. O'Donnell
                                    Title:   Executive Vice President and
                                               Chief Financial Officer
































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                                 INDEX TO EXHIBITS


        EXHIBIT
        NUMBER         EXHIBIT TITLE
        -------        -------------

         99.1          Press Release, dated November 3, 2002, issued by
                       NiSource Inc.

         99.2 Information to be disclosed at roadshow presentations beginning on November 4, 2002 and to be published on the NiSource website on November 3, 2002.






































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